UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 16, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events

As previously reported, most recently in Exelon Corporation’s (Exelon) First Quarter 2023 Quarterly Report on Form 10-Q filed on May 3, 2023, several shareholders have sent letters to the Exelon Board of Directors (Board) since 2020 demanding, among other things, that the Board investigate and address alleged breaches of fiduciary duties and other asserted claims against current and former Exelon and Commonwealth Edison Company (ComEd) officers, employees, and directors, as well as various third parties, related to the conduct described in the Deferred Prosecution Agreement entered into by ComEd and the Department of Justice in July 2020. In the first quarter of 2021, the Board appointed a Special Litigation Committee of the Board (SLC) composed of three individuals with no prior affiliation with either Exelon or ComEd to investigate and address these shareholders’ allegations and to make recommendations to the Board based on the outcome of the SLC’s investigation.

In each of July 2021 and April and May 2023, separate demand letter shareholders filed derivative actions against current and former Exelon and ComEd officers, employees, and directors, various third parties, and against Exelon, as nominal defendant, asserting certain of the claims made in the demand letters.

In the third quarter of 2022, the Board formed the Independent Review Committee of the Board (IRC), composed of Exelon directors W. Paul Bowers and Marjorie Rodgers Cheshire (both of whom joined the Board after the entry into the 2020 Deferred Prosecution Agreement), to ensure the Board’s consideration of any SLC recommendations would be independent and objective.

On May 25, 2023, certain demand letter shareholders (Settling Shareholders) filed a separate derivative lawsuit against current and former Exelon and ComEd officers and directors, and against Exelon as nominal defendant, asserting claims similar to those made in their respective demand letters. All pending derivative lawsuits have been consolidated (Derivative Lawsuit). On May 26, 2023, prior to consolidation, the SLC filed a Notice of Determination and Intent to Seek Court Approval of Settlement (Notice of Determination). The Notice of Determination stated that, through mediation efforts, a settlement of the derivative claims had been approved by the SLC, the IRC, the Board, and the Settling Shareholders (the Settling Parties). The Notice of Determination further specified the process by which the Settling Parties would seek court approval of the proposed settlement and resolution and dismissal of all derivative claims and lawsuits, including any lawsuits or actions brought by demand letter shareholders who are not participating in the proposed settlement. In furtherance of the proposed settlement, on June 16, 2023, the SLC filed a motion for preliminary approval of the settlement, attaching the Stipulation and Agreement of Settlement (Stipulation), which contains the terms of the proposed settlement. A copy of the Stipulation is attached hereto as Exhibit 99.1. The proposed settlement terms include, but are not limited to: a payment of $40 million to the Company by the Company’s insurers of which $10 million constitutes the attorneys’ fee award to be paid to the Settling Shareholders’ counsel; various compliance and disclosure-related reforms; and certain changes in Board and Committee composition. The settlement is subject to court approval.

The SLC’s motion for preliminary approval of the proposed settlement was filed on June 16, 2023, which motion was joined by the IRC and Exelon. Certain demand letter shareholders have indicated they intend to oppose the SLC’s motion. The motion to approve the settlement is pending before Judge John Robert Blakey in the United States District Court for the Northern District of Illinois.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Exelon Corporation and Commonwealth Edison Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' First Quarter 2023 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Carter Culver
Carter Culver
Assistant Secretary
Commonwealth Edison Company

June 16, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)